                                                                   EXHIBIT 10.32

                                   SERVICES


                                 DISTRIBUTION
                                   AGREEMENT


                                    Between


                                MANAGEDSTORAGE
                                 INTERNATIONAL

                                      And


                               PCsupport.com Inc.
                           AGREEMENT NUMBER 901-005

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS.                                                     35
2.   APPOINTMENT.                                                     35
3.   TERM.                                                            36
4.   CHARGES.                                                         36
5.   DISTRIBUTOR'S OBLIGATIONS AND REPRESENTATIONS.                   37
6.   MANAGED STORAGE'S OBLIGATIONS.                                   40
7.   MUTUAL OBLIGATIONS.                                              43
8.   INDEMNIFICATION BY DISTRIBUTOR.                                  44
9.   INDEMNIFICATION BY MANAGED STORAGE.                              45
10.  DISCLAIMER OF WARRANTY ON SERVICE.                               45
11.  LIMITATION OF REMEDIES.                                          46
12.  TRADEMARKS.                                                      47
13.  TERMINATION.                                                     49
14.  GENERAL.                                                         51

This Agreement (this "Agreement") is made between MANAGEDSTORAGE INTERNATIONAL, 10075 Westmoor Drive, Broomfield, Colorado 80021-2569 (hereinafter called "ManagedStorage"), and PCsupport.com, Inc., Suite 280-4400 Dominion Street, Burnaby, BC, Canada V5G 4G3 (hereinafter called "Distributor").


Whereas, ManagedStorage has developed a combination of hardware and software products into services more fully described in Schedules Al A2 and A3, and;
                                               ----------------------
Whereas, ManagedStorage desires to grant and Distributor desires to obtain certain rights to market and resell said Service in accordance with the terms and conditions of this Agreement and;

Now therefore, in consideration of the above premises and mutual promises set forth below, and intending to be legally bound, the parties agree as follows:

DEFINITIONS.

Defined terms in this Agreement may be used in the singular or the plural, as the context requires. As used in this Agreement, the following terms shall have the meanings set forth below:

     "Agent" means any sales representative utilized by Distributor.

     "Billing Period" means the period selected by each Subscriber in the Subscription Agreement as to which the Subscriber will be billed for in advance, and for which the Subscriber is then entitled to the use of the Service.

     "Client Software" means the software licensed to each Subscriber solely for the purpose of accessing the said Services.

     "Distributor Direct Subscribers" means those subscribers who contract directly with Distributor for the use of Services and other Distributor services.

     "Distributor Indirect Subscribers" means those subscribers who contract with a reseller of Distributor for use of Services and other Distributor's services.

     "Distributor Subscribers" means either Distributor Direct Subscribers or Distributor Indirect Subscribers.

     "Effective Date" means the date of last signature by authorized representatives of each of the parties on the signature page of this Agreement.

     "Services" or "Service" means the supply of remote data management services, including the registration systems, to Subscribers based on ManagedStorage hardware and software delivered through ManagedStorage as more fully described in Schedules Al A2 and A3 as well as Schedules Bl B2
                             -------------------------------------------------
     and B3.
     ------

     "Subscriber" means customers of ManagedStorage or Distributor, including without limitation, individuals, partnerships, corporations, government agencies, and other commercial and non-commercial enterprises who use Services for internal business purposes.

     "Subscription Agreement" means the agreement whereby Distributor Subscribers agree to become contractually bound to Distributor to pay for, and obtain the right to use, the Service, substantially in the form of Schedule D to this Agreement. ManagedStorage acknowledges that
     ----------
     Distributor's version of Subscription Agreement may not refer to ManagedStorage in any form.

     "Symbols" means the name r any abbreviation thereof, its acronym, logotype or other trademarks or trade names of either ManagedStorage International or Distributor.

     "This Agreement" includes the schedules and exhibits attached hereto.

APPOINTMENT.

Subject to the terms and conditions set forth in This Agreement, ManagedStorage appoints Distributor as a non-exclusive reseller of the Services under Distributor's trade names and trademarks and Distributor accepts the appointment.

Distributor shall be entitled to resell the Service to Distributor Subscribers either directly, or through the use of Agents who solicit orders on behalf of Distributor, or through the use of resellers who will resell the Service to Distributor Subscribers provided that such Agents meet ManagedStorage's standards of understanding of the Services and provided further that such Agents do not have any conflicts of interest through representation of other services. Any Agent shall be treated as the agent of Distributor and subject to the relevant obligations of this Agreement. Distributor shall be liable to ManagedStorage for any actions of such Agents, in the same manner as if Distributor performed such actions. Distributor also agrees to obligate any reseller to adhere to provisions substantially similar to the provisions herein contained.

In connection with the resale of the Service, Distributor is hereby granted the limited, nonexclusive license to distribute the client software needed to access the Service to potential Subscribers, but only pursuant to a license agreement substantially in the form of Schedule E hereto, which license agreement must
                             ----------
either be signed by the potential Subscriber, acknowledged by means of an on-line "click" prior to download, when delivered electronically, or through an enforceable "shrink-wrap" format.

TERM.

Effective Date.

     This Agreement shall take effect on the Effective Date and continue for a period of two (2) years. Unless This Agreement has been terminated earlier pursuant to Section 13, the Agreement will be automatically extended for
                 ----------
     additional one (1) year periods unless either party elects to terminate any extension period by providing the other party with ninety (90) days written notice prior to the commencement of any extension period.

CHARGES.

Applicable Charges.

     The applicable charges for the Service shall be specified in Schedule C of
                                                                  ----------
     This Agreement. Distributor will pay the fees for the Services to ManagedStorage monthly in arrears. Distributor shall pay ManagedStorage for Services within thirty (30) days from the date of invoice by ManagedStorage. ManagedStorage will provide, monthly, a master invoice which will include a list of all Distributor Subscribers' accounts for the previous month. Distributor will pay all taxes properly due in respect of the Services. Distributor will remain liable for Service provided to Distributor Subscribers for which ManagedStorage cannot collect, whether due to billing protest, or any other action taken by Distributor Subscribers which results in charge reversals by ManagedStorage.

     Where defined in Schedules Bl B2 and B3 of This Agreement, ManagedStorage
                      ----------------------
     will supply credit card processing services for the purpose of accepting payments from Distributor's Direct Subscribers. This service will be provided in accordance with the pricing to the Distributor specified in Schedule C of This Agreement. Regardless of payment processing and
     ----------
     collection mechanism all Distributor Direct Subscribers will be customers of Distributor.

Charges.

      Charges for services supplied to Distributor by ManagedStorage, and related to the Service but not covered by this Agreement shall be performed at ManagedStorage's then-current time-and-materials rate. If any payment due hereunder is not made by Distributor within thirty (30) days after the invoice date, late charges of one and one-half percent (1-1/2%) per month may, at ManagedStorage's option, be due and payable with respect to such payment.

Price Changes.

      The prices set forth on Schedule C for the Service are subject to change
                              ----------
      upon ninety (90) days written notice from ManagedStorage to Distributor.

Taxes.

     All prices referred to hereunder are exclusive of any taxes, duties or governmentally imposed levies (including, but not limited to, value added, property, sales, transfer, use, privilege, excise or similar taxes or import duties or fees) imposed or levied by the U.S.A., any other applicable jurisdiction, the shipping point jurisdiction or any other federal, state, provincial or local governmental or regulatory authority or entity, (or other amounts levied in lieu thereof) based upon or measured by charges set forth in this Agreement, including sales of Service, its use, the Licensed Program, or other services provided. Distributor shall be responsible for and shall promptly pay any such taxes, duties or levies (or reimburse ManagedStorage therefor, and ManagedStorage may adjust remittances otherwise due to Distributor to reflect such sums), except taxes based upon the net income of ManagedStorage.

Billing Responsibility.

     For those circumstances where ManagedStorage is performing credit card processing services, Distributor may at any time during the term of This Agreement directly assume the responsibility for billing Distributor Subscribers and collecting the amounts due, provided Distributor gives ManagedStorage ninety (90) days prior written notice.

Assumption of Billing.

     In the event Distributor assumes responsibility for billing, to ensure the full and complete payment of all amounts owed to ManagedStorage under this agreement, ManagedStorage shall be permitted to withhold revenues and remittances otherwise due to Distributor to the limit of the amounts under dispute, until all debits and credits are cleared.

DISTRIBUTOR OBLIGATIONS AND REPRESENTATIONS.

Orders for Services.

     All Orders for the Service will be submitted by Distributor or Distributor Subscribers to ManagedStorage electronically by means of the processes identified in Schedules Bl B2 and B3 utilized during the software
                   ----------------------
     registration. Fulfillment by ManagedStorage of any order shall be dependent upon the grant of appropriate licenses and permits and the compliance with any applicable export, import and other laws as may be applicable.

Promotion of Service.

Distributor Facilities and Personnel.
------------------------------------

          Distributor agrees to provide and maintain, without any expense to ManagedStorage, a suitable place of business with adequate and efficient sales and service personnel and facilities. Distributor further agrees to provide all ordinary service to Distributor Subscribers, as the nature of the business makes necessary or desirable in connection with the sale or distribution of the Services.

Sales Activity and Advertising.
------------------------------

          Distributor agrees to actively and diligently canvass and solicit the trade in connection with the Services, and in general to make commercially reasonable efforts to sell the Services. Distributor's promotion efforts shall include:

          (1) Disseminating information, created for the subscriber provided by ManagedStorage to the Distributor field personnel, which information may include any Subscriber service bulletin, and Subscriber field application notes;

          (2) Conducting or participating in at least one seminar or trade show per year. With ManagedStorage's prior approval, the reasonable costs directly arising from conducting or attending seminars and trade shows may be deducted from the advertising and promotional allowance set forth in Section 6.h of
                                                                 -----------
              This Agreement.

          (3) (3) Advertising relating to the Service shall follow the general statements made in the advertising prepared and distributed by ManagedStorage. Distributor shall not make claims in its advertising which exceed or contradict claims made by ManagedStorage in its prepared or printed material referring to the Service. In all cases, all advertisements shall contain a prominent secondary reference to ManagedStorage's name indicating the actual commercial origin of the Service advertised, in accordance with the Trademark Usage Guidelines attached to This Agreement as Schedule G. All such sales activity and advertising
                           ----------
              by Distributor shall be the responsibility of Distributor without any expense to ManagedStorage, except as set forth in Section 6.h
                                                                    -----------
              herein. Distributor acknowledges that ManagedStorage, at its own expense, shall have the right to continue promotion and advertising activities to Subscribers in order to encourage sales of the Service.

          (4) Client Software shall, unless mutually agreed otherwise in writing by ManagedStorage and Distributor, include visible reference in the software "Splash Screen" to ManagedStorage. Such reference shall be in compliance with Schedule G to this Agreement. If
                                          ----------
              ManagedStorage and the Distributor mutually agree not to include such reference, then similar reference will be included in the "Help About" dialogue box in the Client Software.

Staff Competence.

     Distributor shall provide a staff conversant with the technical language conventional to the Services and similar computer products in general, and develop sufficient knowledge of the industry, the Services, and competitive products, including specifications, features and benefits, so as to be able to explain in detail to Subscribers and prospective Subscribers the difference between the Services and competitive products or services.

Pass-Through of Terms and Conditions.

     Distributor must secure its Subscribers' agreement to the terms and conditions attached hereto as Schedule D, by means of either a "click-on"
                                   ----------
     box in an online Subscription Agreement or a signed document reviewed and accepted by each Subscriber during registration to the Service.

Distributor Subscriber Training.

     When requested by Subscriber the Distributor shall conduct training for Distributor Subscribers based on ManagedStorage's training materials or materials approved by ManagedStorage only.

Distributor Subscriber Support.

     Distributor shall provide "Level 1" customer support to its Subscribers, taking first calls from such customers, and attempting to diagnose the source of such Subscriber's difficulty, applying known fixes, ensuring that such Subscriber has correctly installed the client software, where applicable, and ensuring that the source of the difficulty does not reside in Distributors services to Subscriber that facilitate access to the Service, only then escalating the problem to ManagedStorage's support personnel for the Service.

          If, after twelve months, Distributor escalates more than ten percent (10%) of the calls that Distributor should have resolved as part of its Level 1 Support, ManagedStorage will increase Distributor's costs for the Services as otherwise determined according to Schedules C by
                                                                -----------
          ten percent (10%) such that if Distributor was previously entitled to a discount off list equal to 25%, it would be reduced to 15%, for each of the following months' revenue, until such time as Distributor reduces such rate of wrongful escalation below ten percent (10%).

Subscriber Authentication.

     Authentication of the Subscriber will be the sole responsibility of Subscriber. ManagedStorage will not assume any responsibility for legitimacy of the Subscriber, Subscriber's password discipline or any related billing issues.

Capacity Requirements.

     Distributor will communicate to ManagedStorage any information, which could affect Subscriber access or load, including but not limited to:

Distributor's communications infrastructure (dial-in numbers, pop servers, and
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the like);
--------

Any special promotions offered by Distributor;
---------------------------------------------

Distributor system change (network, server, etc.);
------------------------------------------------

Distributor support structure (contact numbers, escalation process, etc.), or;
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Any customer contracts which will result in a material increase in the demand
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for Services. Once such information has been communicated to ManagedStorage,
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ManagedStorage will have thirty (30) days in which to make the necessary
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adjustments to its infrastructure, broadly defined, in order to satisfy the
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demand, pursuant to the service level agreements described in Schedules Bl B2
-----------------------------------------------------------------------------
and B3.
------

Use of Service.

     Distributor Subscribers shall not use the Service for storage, possession or transmission of any information, the possession, creation or transmission of which violates any state, local or federal law, including without limitation, stolen materials, obscene materials or child pornography. SUBSCRIBER'S STORAGE SPACE AND DATA FILES THEREOF MAINTAINED BY MANAGEDSTORAGE ARE SUBJECT TO EXAMINATION BY LAW ENFORCEMENT OFFICIALS OR OTHERS WITHOUT DISTRIBUTOR'S OR ITS SUBSCRIBER'S CONSENT UPON PRESENTATION TO MANAGEDSTORAGE OF A SEARCH WARRANT OR SUBPOENA, PROVIDED SUCH EXAMINATION COMPLIES WITH THE ELECTRONIC COMMUNICATIONS PRIVACY ACT, 18 U.S.C. (S)2701 et.seq.

Access to Service.

     Distributor is responsible for ensuring that Distributor Subscribers have adequate communication services necessary to access the Service whether through Distributor facilities or otherwise.

Termination by Distributor Subscribers.

     Distributor must permit Distributor Subscribers to terminate the Service. Upon notice from the Distributor Subscriber, ManagedStorage will suspend such Distributor Subscriber's account access at the end of the then current Billing Period. Failure to provide such notice to ManagedStorage at least seven (7) business days prior to the end of a Billing Period will result in liability for another full Billing Period. After suspension of access, ManagedStorage will retain the data as set forth in Section 6.e.
                                                         -----------
Internet Accessible Web Page.

     Distributor will maintain an Internet accessible web page containing the following minimum information:

ManagedStorage-approved high level description of the Service, and;
------------------------------------------------------------------

Fee structure for access to the Service by Subscribers.
------------------------------------------------------

MANAGEDSTORAGE OBLIGATIONS.

Supply of Service.

     ManagedStorage shall supply the Service to Distributor's Subscribers, subject to the terms of this Agreement. ManagedStorage's obligation to sell to Distributor, supply and deliver Service is, at all times, subject to the most recent usage capacity requirements forecasted by Distributor and accepted by ManagedStorage; provided, however, that notwithstanding the foregoing, ManagedStorage reserves the right to discontinue the sale to Distributor of Service at any time if, in the sole discretion and business judgment of ManagedStorage, the provision of said Service becomes economically or otherwise unfeasible. In the case of any such discontinuance, ManagedStorage shall provide one hundred twenty (120) days' notice of such intention to discontinue.

No Responsibility for Data.

     No bailment or similar obligation is created between Subscriber (and / or a Subscribers designated users) or Distributor and ManagedStorage with respect to any Subscriber's stored data. Subscriber will be responsible for assigning passwords, where applicable, to restrict access to the Subscriber's data. Subscriber is solely responsible for maintaining the confidentiality of such passwords, including restricting the use of the password by Subscriber's designated users. Each Subscriber shall be responsible for all use of the Service accessed through the use of Subscriber's password. MANAGEDSTORAGE SHALL HAVE NO RESPONSIBILITY OR OBLIGATION TO DISTRIBUTOR, SUBSCRIBERS, OR OTHER USERS OF THE SERVICE TO MONITOR, SUPERVISE OR OVERSEE THE CONTENTS OF FILES STORED ON THE SERVICE.

Non-competition by ManagedStorage

     ManagedStorage will not directly compete with Distributor in the PC hardware temporary replacement business. This commitment will continue for the full term of This Agreement and will in no way be contingent on Distributor meeting minimum revenue commitments.

ManagedStorage Promotion of Distributor

     ManagedStorage will actively promote Distributor as a strategic partner. This support will include the following:

joint press release
-------------------

joint analyst calls and press tour
----------------------------------

prominent logo placement on ManagedStorage web-site, with click-over to
-----------------------------------------------------------------------
Distributor home page
---------------------

lead sharing from ManagedStorage sales force
--------------------------------------------

will facilitate Distributor's training of ManagedStorage sales force in
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Distributor's offerings and value propositions
----------------------------------------------

Right to Perform System Backups.

     ManagedStorage may make copies of all files stored as part of the servers utilized in connection with some of the Services. ManagedStorage is not obligated to archive such copies and will utilize them only for backup purposes. They will not be accessible to Subscriber or Distributor.

Training, Technical Training and Support.

Technical Support and Sales Training.
------------------------------------

     ManagedStorage agrees to provide Distributor with up to five (5) days of sales training at Distributor's site or, at the option of Distributor at ManagedStorage's site, at no cost to Distributor. These days may be used together and/or separately in any combination so long as they are used within one year of the date of execution of this Agreement.

Training Materials.
------------------

     ManagedStorage shall make its training materials available to Distributor.

Travel and Lodging Expenses
---------------------------

     It will be the responsibility of the Distributor to pay all travel and lodging expenses for their own employees while attending ManagedStorage courses.

     Support Services.
     ----------------

     ManagedStorage shall provide reasonable "Level 2" and "Level 3" telephone support services to Distributor Services as set forth in the Service Level Agreements contained in Schedules Bl 82 and B3. The support phone number
                             ----------------------
     will be available twenty-four (24) hours each day, including weekends and holidays. ManagedStorage will respond to Distributor in accordance with the service level agreement defined in Schedules Bl 82 and B3.
                                        ----------------------

Technical Assistance.
--------------------

     ManagedStorage will respond within a reasonable time by electronic mail, facsimile or telephone to any question received from Distributor concerning resolution of software problems. If the problem is not resolved within five
     (5) working days, ManagedStorage will confirm escalation of the problem situation and nominate a contact for Distributor at ManagedStorage. Detailed processes are identified in Schedules Bl B2 and B3.
                                          ----------------------

Subscriber Access to Data.

     If Distributor suffers some event, including a Force Majeure event that takes Distributor off-line for a prolonged period, ManagedStorage will hold the data of Distributor's Subscribers online for a period of sixty (60) days and make such data available to those Subscribers when requested by the Subscriber. ManagedStorage will not redirect access to such Subscribers data through another party except at the direction of Distributor, and will require that Subscribers wishing to switch to another participating reseller of the Service download their files and comply with Distributor's then-existing exit procedures. In addition, ManagedStorage will deny access to any Subscriber's data upon request of Distributor; provided, however, that Distributor shall hold ManagedStorage harmless from, and defend ManagedStorage against, any claims, losses, cost or damage that results from compliance by ManagedStorage with such instructions.

Service information, collateral and advertising formats.

     ManagedStorage shall provide to Distributor reasonable quantities of the following items at no charge, and additional quantities on a chargeable basis:

Information regarding changes and innovations in the performance serviceability,
-------------------------------------------------------------------------------
use and application of all Services;
-----------------------------------
Data. electronic collateral and electronic manuals on the sale and support of
-----------------------------------------------------------------------------

the Services; Samples of promotional materials, advertising brochures, and other
--------------------------------------------------------------------------------

advertising materials, and; Formats to use for advertising in newspapers and
----------------------------------------------------------------------------

Yellow Pages.
------------

 Standard Operating Procedures.

     ManagedStorage will provide Distributor with Standard Operating Procedures ("SOPS") covering such processes as Service branding, sales, support, order and delivery of the Services, reporting requirements, and data access. The current SOPS are attached to This Agreement as Schedules Bl B2 and B3. In
                                                    ----------------------
     the event of a conflict between the SOP and This Agreement, the SOP shall control.

 Advertising and Promotional Allowance.

     In addition to advertising ManagedStorage may provide, ManagedStorage will provide to Distributor a promotional allowance equal to amount using the calculation provided in Schedule F - Section a of net revenues collected by
                             ----------   ---------
     ManagedStorage from Distributor or Distributor Subscribers less any distributions due to as outlined in Section 4.b of This Agreement. If not
                                         -----------
     exhausted in the current month, such allowance or any remaining portion thereof may be carried forward for not more than six (6) months). The allowance shall not exceed fifty percent (50%) of moneys actually expended by Distributor and shall be paid to Distributor within thirty (30) days from receipt of paid invoices representing allowable promotional expenses as defined by ManagedStorage in Schedule F.
                                     ----------

     The promotional allowance is intended solely as an additional incentive for advertising and shall not be construed as an additional obligation to rebate an amount equal to the resulting value of the calculation provided in Schedule F - Section a of net revenues as outlined in Section 4.b of
        ----------   ---------                                -----------
     this agreement without proof of actual expenditure by Distributor.

Distributor's Audit Right.

     To ensure compliance with the terms of This Agreement, Distributor shall have the right, at its own expense, to direct an independent certified public accounting firm to inspect and audit all of the books, record and documents in ManagedStorage's possession or under its control if they are involved in activities which relate to This Agreement; provided, however, that:

Distributor provides thirty (30) days notice prior to such audit;
----------------------------------------------------------------

any such inspection and audit shall be conducted during ManagedStorage's regular
--------------------------------------------------------------------------------
business hours in such a manner as not to interfere with ManagedStorage's normal
--------------------------------------------------------------------------------
business activities;
-------------------

in no event shall audits be made more frequently than once per calendar year;
----------------------------------------------------------------------------
and
---

in the event that any audit shall reveal an underpayment of ten percent (10%) or
--------------------------------------------------------------------------------
more of the amounts due to Distributor for any calendar quarter. ManagedStorage
--------------------------------------------------------------------------------
shall reimburse Distributor for the reasonable cost of such audit.
-----------------------------------------------------------------

     In addition, ManagedStorage shall correct the discrepancy by remitting to Distributor the amount of such underpayment, together with interest at a rate of 1% per month on such underpayment accruing from the date such funds were originally due.

MUTUAL OBLIGATIONS.

Right to use Name.

     Distributor and ManagedStorage shall each be entitled during the term without charge to use the name and trademarks of the other party in its advertising, promotions, marketing documents, sales information and similar materials (in physical or electronic media) for the limited purpose only of disclosing to the public that ManagedStorage provides the Services, provided that each party will advise the other in advance before using any such name or trademarks and give the other party an opportunity to review the manner in which they will be used, it being recognized that each party is entitled to control the manner in which its name and trademarks are used.

 Disclosure.

     The parties each acknowledge that this Agreement may be disclosed pursuant to governmental regulation, requirement, or order, including regulations of the Securities and Exchange Commission. However each party shall use reasonable efforts not to disclose the terms and conditions of this Agreement.

Compliance with Export and Import Laws.

     ManagedStorage and Distributor hereby each acknowledge that the Service, software and technical data referred to in this Agreement may be subject to the laws and regulations of the United States Department of Commerce Office of Export Administration ("OEA") and agree that none of such Service, client software or technical data shall be exported or re-exported unless properly authorized by the OEA, and further that the import of the client software into certain jurisdictions may also be prohibited or regulated by the governments of those countries, and that Distributor will not do so unless properly authorized.

Confidentiality.

     Both parties agree that they shall keep confidential and not disclose in any manner whatsoever, including through the use thereof, and shall make no use of except in order to perform under This Agreement, all products, pricing and technical information and materials, customer names and information of any nature and in any form supplied by either party pursuant to This Agreement, as well as any and all trade secrets and other proprietary information furnished to them by the other party which is marked as "top security," "protected," "restricted," "secret," "confidential," or "trade secret" or similar words, or, if disclosed orally is identified as confidential at the time of disclosure and summarized in a writing provided to the receiving party within a reasonable time after disclosure (collectively, the "Proprietary Information").

     Both parties will cause each of their respective employees, agents, contractors or consultants, whom such party knows or should know to have access to any such Proprietary Information to execute such agreements as shall be necessary to assure that such individuals maintain the confidentiality of the Proprietary Information and not to use the Proprietary Information except in accordance with This Agreement.

     It is further agreed that the restrictions of this Section shall not apply to any Proprietary Information which:

Was publicly available at the date of receipt;
---------------------------------------------

Was in the receiving party's possession before the date of receipt from the
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disclosing party;
----------------

Has become publicly available after the date of receipt from the disclosing
---------------------------------------------------------------------------
party, without disclosure through any means by receiving party;
--------------------------------------------------------------

Has become legally available to the receiving party from any third party without
--------------------------------------------------------------------------------
restriction on disclosure or use, or;
------------------------------------

Is disclosed pursuant to the operation of a statute, governmental regulation,
----------------------------------------------------------------------------
order or decree of a court or other governmental body provided the disclosing
-----------------------------------------------------------------------------
party is given notice and an opportunity to seek a protective order.
-------------------------------------------------------------------

Operational Review.

     The parties agree to meet at least every three months, or more often as the parties desire, to review the operation and delivery of the Services and Distributor's business. The parties will reasonably agree on improvements to the Services and the timetable in which to make the improvements required to promote the Services.

INDEMNIFICATION BY DISTRIBUTOR

     hereby agrees to defend and indemnify ManagedStorage from any claim arising from or related to the use of, or attempt to use, the Service by Distributor Subscribers, including the billing and collection services on behalf of Distributor, to the extent that such claim is based upon any representation, warranty or contractual commitment made by Distributor that exceeds the terms set forth in the Subscription Agreement attached hereto as Schedule D and the License Agreement attached hereto as Schedule E.
        ----------                                              ----------

     The foregoing applies regardless of whether ManagedStorage voluntarily or involuntarily becomes a party to such a claim.

     Distributor further agrees to submit to personal jurisdiction in any forum in which ManagedStorage is sued on any claim subject to indemnification.

     The foregoing obligations are conditioned on the following:

Prompt written notice by ManagedStorage to Distributor of any claim on
----------------------------------------------------------------------
proceeding subject to indemnity;
-------------------------------

Distributor's control of the defense and/or settlement of such claim by
-----------------------------------------------------------------------
Distributor, all at the expense of Distributor, and;
---------------------------------------------------

Cooperation by ManagedStorage in said defense at Distributor's expense.
----------------------------------------------------------------------

INDEMNIFICATION BY MANAGEDSTORAGE.

ManagedStorage shall, at its option and expense, either defend or settle any action brought against Distributor alleging that any Services furnished by ManagedStorage under this Agreement infringes a U.S. patent or copyright. ManagedStorage will pay any costs and damages finally awarded against Distributor that are attributable to such claim, provided that Distributor (a) notifies ManagedStorage upon discovery of such claim or action, in writing of the action; (b) provides ManagedStorage all reasonable information and assistance to settle or defend the action, and; (c) grants ManagedStorage sole authority and control of the defense or settlement of the action.

a)   In lieu of the provisions of this Section 9 if an infringement claim is
                                       ---------
     made, or in ManagedStorage's opinion is likely to be made, ManagedStorage may at its option and expense either (a) replace or modify the infringing software or other protected intellectual property, so that it becomes non-infringing or (b) procure for Distributor and Subscribers the right to continue using the infringing intellectual property. If neither of the foregoing alternatives is reasonably available, or financially practicable, ManagedStorage will accept the return of the infringing intellectual property and refund to Distributor the fees paid by Distributor for the Service for the three month period preceding the event forming the basis of the claim.

b) ManagedStorage shall have no liability if the alleged infringement is based upon (a) the combination of the software with any product not furnished by ManagedStorage to Distributor, (b) the modification of software other than by ManagedStorage, (c) the use of the software or Service as part of any infringing process, (d) the use of other than a current unaltered release of software, or (e) any software designed or produced by Distributor or Subscribers; unless any such alleged infringement would lie independent of any such modification, combination, process or alteration.

DISCLAIMER OF WARRANTY ON SERVICE.

a) The Service is distributed on an "as is" basis without warranty of any kind, either express or implied. ManagedStorage warrants only that it has the right to offer the Service.

b) DISTRIBUTOR EXPRESSLY AGREES THAT USE OF THE SERVICE IS AT DISTRIBUTOR'S AND ITS SUBSCRIBER'S SOLE RISK. NEITHER MANAGEDSTORAGE NOR ANY OF ITS LICENSOR, EMPLOYEES NOR AGENTS WARRANT THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE; NOR DOES MANAGEDSTORAGE NOR ANY OF ITS LICENSORS, EMPLOYEES OR AGENTS MAKE ANY WARRANTY AS TO THE RESULTS TO BE OBTAINED FROM USE OF THE SERVICE. THE SERVICE IS MADE AVAILABLE ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION, OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

c) THE FOREGOING WARRANTIES ON THE SERVICE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND MANAGEDSTORAGE SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Distributor will indemnify ManagedStorage for and hold ManagedStorage harmless from any warranties or representations made by Distributor to the Distributor Subscribers that exceed the above warranties.

d)   Nothing herein shall derogate from the standards set out in Schedules Bl
                                                                 ------------
     B2 and B3 or limit ManagedStorage's obligations thereunder.
     ---------

LIMITATION OF REMEDIES

a)   Subject to the provisions of Schedules Bl B2 and B3 and any other
                                  ----------------------
     particular remedies expressly provided for herein, ManagedStorage's entire liability and Distributor's exclusive remedy shall be as follows:

          ManagedStorage's entire liability and Distributor's exclusive remedy for damages to Distributor for any cause whatsoever, and regardless of the form of action, whether in contract or tort, including negligence or any other theory of liability, shall be limited to the greater of (i) $25,000, or (ii) the amounts paid by Distributor for the Service for the three month period preceding the event forming the basis of the claim, plus any amounts due and payable for use of the Service by Subscribers.

IN NO EVENT WILL MANAGEDSTORAGE OR ANYONE ELSE INVOLVED IN CREATING, DELIVERING
-------------------------------------------------------------------------------
OR MAINTAINING THE SERVICE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL,
--------------------------------------------------------------------------
PUNITIVE OR EXEMPLARY DAMAGES, OR FOR ANY LOST PROFITS, SAVINGS, USE, REVENUES
------------------------------------------------------------------------------
OR OTHER CONSEQUENTIAL DAMAGES, EVEN IF MANAGEDSTORAGE HAS BEEN ADVISED OF THE
------------------------------------------------------------------------------
POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF USE OF THE SERVICE OR INABILITY TO
------------------------------------------------------------------------------
USE THE SERVICE, OR ARISING FROM PERFORMANCE OR NON-PERFORMANCE OF THE LICENSED
-------------------------------------------------------------------------------
PROGRAM, OR OUT OF ANY BREACH OF ANY WARRANTY, OR CAUSED BY DISTRIBUTOR'S
-------------------------------------------------------------------------
FAILURE TO PERFORM DISTRIBUTOR'S OBLIGATIONS HEREUNDER, OR FOR ANY CLAIM AGAINST
--------------------------------------------------------------------------------
DISTRIBUTOR BY ANY OTHER PARTY, NOR SHALL MANAGEDSTORAGE BE LIABLE FOR ANY
--------------------------------------------------------------------------
DAMAGES THAT ARE INCURRED AS A RESULT OF DATA WHICH IS LOST OR DESTROYED DURING
-------------------------------------------------------------------------------
THE OPERATION OR USE OF SERVICE OR THE CLIENT SOFTWARE, REGARDLESS OF WHETHER
-----------------------------------------------------------------------------
SUCH CLAIM IS MADE BASED UPON A CONTRACT OR TORT THEORY OF LIABILITY.
--------------------------------------------------------------------

Distributor's entire liability and ManagedStorage's exclusive remedy for damages
--------------------------------------------------------------------------------
to ManagedStorage for any cause whatsoever, and regardless of the form of
-------------------------------------------------------------------------
action, whether in contract or tort, including negligence, or any other theory
------------------------------------------------------------------------------
of liability, shall be limited to the greater of (i) $25,000, or (ii) the
-------------------------------------------------------------------------
amounts paid by Distributor for the Service for the three month period preceding
--------------------------------------------------------------------------------
the event forming the basis of the claim, plus any amounts due and payable for
------------------------------------------------------------------------------
use of the Service by Subscribers.
---------------------------------

IN NO EVENT WILL DISTRIBUTOR BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL,
-----------------------------------------------------------------------------
PUNITIVE OR EXEMPLARY DAMAGES, OR FOR ANY LOST PROFITS, SAVINGS, USE, REVENUES
------------------------------------------------------------------------------
OR OTHER CONSEQUENTIAL DAMAGES, EVEN IF DISTRIBUTOR HAS BEEN ADVISED OF THE
---------------------------------------------------------------------------
POSSIBILITY OF SUCH DAMAGES.
----------------------------

b)   The limitations set forth in Section 12.a will not apply to claims by third
                                  ------------
     parties for personal injury or damage to real or tangible personal property arising out of the negligence of ManagedStorage or Distributor, nor to the cost of providing the remedies set forth in either Section 8 or Section 9.
                                                        ---------    ---------

c) Neither ManagedStorage nor Distributor shall be liable for any failure or delay in performance hereunder, which is due, in whole or in part, to any cause beyond its control.

d) In no event shall ManagedStorage have any liability to Distributor for the lawful exercise of ManagedStorage's rights of termination under Section 14,
                                                                     ----------
     or for failure by ManagedStorage to renew this Agreement at the end of any term.

TRADEMARKS.

In General.

     The Service must be sold under trademarks owned by Distributor, but must also include references to those trademarks owned, licensed or claimed by ManagedStorage as specified by ManagedStorage from time to time in Schedule G hereto during the currency of This Agreement. Except as
     ----------
     specifically set forth in Section 12b below in respect of ManagedStorage's
                               -----------
     logotype, neither Distributor nor ManagedStorage shall use the other's Symbols without the owner's prior written approval nor shall either party use or be authorized to use the other party's Symbols except in connection with and directly in furtherance of marketing the Service unless prior written consent has been obtained from the owner of such Symbols. Both parties agree not to obtain or attempt to obtain, and to cause their Distributors and Subscribers not to obtain or attempt to obtain, by registration or other method whether or not sanctioned by law, any rights, title or interest in or to any of the trademarks or the trade names of ManagedStorage or Distributor or any other trademarks or tradenames which may be confusingly similar thereto, except with the written consent and authorization of ManagedStorage and Distributor. All rights, title and interest in and to said trademarks and trade names owned by either party shall inure to the benefit of the party owning same. By using any trademarks or trade names owned by the other, the using party does not acquire any proprietary right to such trademarks or trade names.

Limited Right to Use Logotype.

      Distributor and ManagedStorage each shall have the limited right to use the other's stylized logotype subject to the following conditions to which both parties hereby agree:

That any such use of the other party's logotype in no manner implies any ongoing
--------------------------------------------------------------------------------
rights of or to such use and is only granted for such term as This Agreement is
-------------------------------------------------------------------------------
in effect:
---------

That if This Agreement terminates for any reason, the right to use the other
----------------------------------------------------------------------------
party's logotype terminates as well;
-----------------------------------

That such limited right to use the other party's logotype shall not give the
----------------------------------------------------------------------------
user the right to register such logotype;
----------------------------------------

That such limited use of the other party's logotype shall not create any
------------------------------------------------------------------------
authority to act on behalf of the other party in any agency or representative
--------------------------------------------------------------------------------
capacity;
---------

To defend and indemnify the other party for any liability to third parties which
--------------------------------------------------------------------------------
may result from claims of trademark, trade name or service mark infringement,
----------------------------------------------------------------------------
misrepresentation of authority or apparent authority of one party to act on
---------------------------------------------------------------------------
behalf of the other party which may be caused by such limited use of the other
------------------------------------------------------------------------------
party's logotype, and to pay the costs and damages finally awarded in such suit
-------------------------------------------------------------------------------
or proceeding (or agreed upon in settlement thereof): provided such party is
----------------------------------------------------------------------------
promptly informed and furnished a copy of each communication notice or action
-----------------------------------------------------------------------------
relating to such claim and is given authority, information and assistance (at
-----------------------------------------------------------------------------
the indemnifying party's expense) necessary to defend or settle such suit or
----------------------------------------------------------------------------
proceeding;
----------

To use the other party's 1ogotype only as determined and approved in advance of
------------------------------------------------------------------------------
such use by the owner of such logotype. Both Parties shall provide a sample of
------------------------------------------------------------------------------
their requirements to the other
-------------------------------
for the purpose of producing proofs prior to use by the party contemplating any
-------------------------------------------------------------------------------
use permitted herein. Such party shall then submit such proofs to the other
---------------------------------------------------------------------------
party for approval;
-------------------

That Distributor shall not use, in any manner, the letters "MSI" or "MSII" at
-----------------------------------------------------------------------------
any time to represent ManagedStorage nor the word "MANAGEDSTORAGE" in any
-------------------------------------------------------------------------
stylized form other than ManagedStorage's known logotype, nor shall
-------------------------------------------------------------------
ManagedStorage use, in any manner, the word(s) representing Distributor or any
------------------------------------------------------------------------------
other applicable trademarks as sent to ManagedStorage by Distributor from time
------------------------------------------------------------------------------
to time referencing Distributor in any stylized form other than Distributor's
-----------------------------------------------------------------------------
known logotype;
---------------

Both parties will comply at all times with the rules and regulations furnished
------------------------------------------------------------------------------
to the other party with respect to the use of such party's trademarks, trade
----------------------------------------------------------------------------
names and service marks, and will express and identify properly the authorized
------------------------------------------------------------------------------
reseller relationship with ManagedStorage for distribution of the Services, and;
--------------------------------------------------------------------------------

Neither party will publish or cause to be published by any statement, or
------------------------------------------------------------------------
encourage or approve any advertising or practice, which might mislead or deceive
--------------------------------------------------------------------------------
any parties or might be detrimental to the marks, name, goodwill or reputation
------------------------------------------------------------------------------
of the other party or the Services. Such party will upon request withdraw any
-----------------------------------------------------------------------------
statement and discontinue any advertising or practice deemed by the other party
-------------------------------------------------------------------------------
to have such effect.
--------------------

TERMINATION.

Termination by Mutual Consent.

     This Agreement shall be subject to termination prior to the expiration of the term by mutual consent of the parties, evidenced by a written agreement providing for termination.

Termination by Bankruptcy.

     This Agreement may be immediately terminated by either party if the other party files a voluntary petition in bankruptcy or under any similar insolvency law, makes an assignment for the benefit of its creditors, or if any involuntary petition in bankruptcy or under any similar insolvency law is filed against such other party, or if a receiver is appointed for, or a levy or attachment is made against all or substantially all of its assets, and such involuntary petition is not dismissed or such receiver or levy or attachment is not discharged within sixty (60) days after the filing, appointment or making thereof. To the extent that applicable bankruptcy law does not permit the exercise of ManagedStorage's rights under the immediately preceding sentence:

Distributor hereby consents to the termination of Distributor's right to grant
------------------------------------------------------------------------------
further sublicenses of Licensed Program, and
--------------------------------------------
Distributor agrees that adequate assurance of performance by Distributor of the
-------------------------------------------------------------------------------
balance of this Agreement as a "Debtor-in-possession" or any similar entity
---------------------------------------------------------------------------
under successor bankruptcy laws will include assurances both of such entity's
-----------------------------------------------------------------------------
ability to adequately promote ManagedStorage's Service and such entity's
------------------------------------------------------------------------
willingness and ability to protect ManagedStorage's proprietary rights.
-----------------------------------------------------------------------

     As a personal contract, exercise of Distributor's rights by a trustee or assignment of Distributor's rights hereunder would not be appropriate and that understanding is an essential part of ManagedStorage's willingness to enter into this Agreement.

Option to Terminate with Cause

     Either party to This Agreement shall be entitled, at its sole option, to terminate This Agreement by notice in writing if the other party (the "Breaching Party") commits any material breach of its obligations under This Agreement which is not remedied within thirty (30) days after written notice has been given to the Breaching Party. Material breaches shall include, but not be limited to:

failure by ManagedStorage to provide the Services to Distributor or any
-----------------------------------------------------------------------
Subscribers pursuant to Schedules Bl B2 and B3;
-----------------------------------------------
failure by Distributor to pay fees for Services when due;
---------------------------------------------------------
any breach by the other party of the confidentiality provisions in this
-----------------------------------------------------------------------
Agreement, or;
--------------
any failure by Distributor comply with Section 7.c (Compliance with Exports
---------------------------------------------------------------------------
Laws).
------

Effect of Termination and Survival of Terms.

Surviving Obligations.
---------------------

     The following obligations shall survive any rescission, expiration, termination or cancellation of this Agreement: Section 6(f) (Subscriber
                                                    ------------
     Access), Section 6(j) (Audit Right), Section 7 (Mutual Obligations),
              ------------                ---------
     Section 8 (Indemnification by Distributor), Section 9 (Indemnification by
     ---------                                   ---------
     ManagedStorage), Section 10 (Disclaimer of Warranty), Section 11
                      ----------                           ----------
     (Limitation of Remedies), Section 12 (Trademarks), Section 14 (General),
                               ----------               ----------
     and all payment obligations.

Limitation of Rights.
--------------------

     The rights upon lawful termination contained in this Section are absolute except as to remedies otherwise specifically provided for in this Agreement. However, in any event, neither party shall be liable to the other for any loss, damages or indemnity including, without limitation, lost profits, goodwill, advertising or promotional costs, termination of employees, salaries of employees or severance payments, creation of customer base, or future expectations, by reason of the exercise of any rights of termination, and all such rights to any such loss, damages or indemnity are hereby expressly waived.

Post Termination Archive Responsibilities.

     In the event ManagedStorage terminates this contract, all customer data will be archived electronically and made available to Distributor and/or any Distributor Subscribers of Services for a period of sixty (60) days.

Return of Material upon Termination.

     Both parties shall immediately return all material provided by the other party in furtherance of this Agreement, including material provided by ManagedStorage in stock or used for demonstration purposes, all confidential information received from the other party and all sales and service data and collateral received from the other party. Such party shall certify such return or destruction.

Use of Trademarks.

     Upon expiration of This Agreement, both parties shall cease to use the name, logo and trademarks of the other party or any confusingly similar name, logo or trademark and shall ensure such cessation of use by all persons claiming to have received the right to such use from either party.

No renewal.

     The acceptance of any order from, or the sale or license of any services to Distributor, after the expiration, notice of termination, or termination of this agreement shall not be construed as a renewal or extension thereof nor as a waiver of termination. All such transactions shall be governed by provisions identical with the applicable provisions of This Agreement.

PROPRIETARY RIGHTS

Ownership.

     As a result of the execution of This Agreement, no rights to the Service or intellectual property, including patents, copyrights and trade secrets, other than those expressly provided under This Agreement, are granted to the other party.

Limitation on Use of ManagedStorage Service.

     Distributor shall use the Service and any documentation related to the Service consisting of or containing Confidential Information related to the Service solely for the purpose of performing under this Agreement.

Modifications.

     ManagedStorage shall own all proprietary rights in any modifications to the ManagedStorage Service.

GENERAL.

Headings.

     Headings, which include the underlined portion following the section number, have been used for reference purposes only and shall have no operative effect with respect to the construction of the rights or obligations pursuant to this Agreement.

References.

     Any reference to a section number shall include all subsections of such section, unless a certain subsection is specifically referenced.

Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado (USA), except its provisions with respect to choice or conflict of laws, and in accordance with the laws of the United States of America, as applicable.

Force Majeure.

     Neither party shall be liable for delays (including delays in manufacturing, shipping or delivery, or failure to manufacture, ship or deliver Service or failure of a supplier to deliver), or to otherwise perform any obligation owing to the other party under This Agreement due to any cause beyond the delayed party's reasonable control including, but not limited to, acts of God, acts of civil or military authority, labor disputes, fire, riots, civil commotion, sabotage, war, embargo, blockage, floods, epidemics, power shortages, or when due to governmental restrictions.

Progressive Dispute Negotiation Process.
---------------------------------------

This Section will govern any dispute between the parties arising from or related
--------------------------------------------------------------------------------
to the subject matter of This Agreement that is not resolved by agreement
--------------------------------------------------------------------------------
between the respective personnel of the parties responsible for day-to-day
--------------------------------------------------------------------------------
administration and performance of this Agreement.
--------------------------------------------------------------------------------

Prior to the filing of any suit with respect to such a dispute (other than a
--------------------------------------------------------------------------------
suit seeking injunctive relief with respect to any intellectual property rights)
--------------------------------------------------------------------------------
the party believing itself aggrieved (the "Invoking Party") will call for
--------------------------------------------------------------------------------
progressive management involvement in the dispute negotiation by notice to the
--------------------------------------------------------------------------------
other party. Such a notice will be without prejudice to the invoking party's
--------------------------------------------------------------------------------
right to any other remedy Permitted by This Agreement.
--------------------------------------------------------------------------------

The parties will use their best efforts to arrange personal meetings or
--------------------------------------------------------------------------------
telephone conferences as needed, at mutually convenient times and places,
--------------------------------------------------------------------------------
between negotiators for the parties at the following successive management
--------------------------------------------------------------------------------
levels, each of which will have a period of allotted time as specified below in
--------------------------------------------------------------------------------
which to attempt to resolve the dispute:
--------------------------------------------------------------------------------


     --------------------------------------------------------------------------
      Level      ManagedStorage          Distributor         Allotted Time
     --------------------------------------------------------------------------
                Line of Business
      First     Director for the       Contract Manager    Three (3) Business
                    Service                                      Days
     --------------------------------------------------------------------------
     Second     Line of Business       Vice President       Five (5) Business
                 Vice President          Operations              Days
     --------------------------------------------------------------------------
      Third       Designated              Designated          Ten (10) Days
               Corporate Officer       Corporate Officer
     --------------------------------------------------------------------------

The allotted time for the first level negotiator will begin on the effective
----------------------------------------------------------------------------
date of the invoking party's notice.
-----------------------------------

If the parties are unable to resolve a dispute at the third management level
----------------------------------------------------------------------------
within the allotted time, the parties shall mediate the dispute before a single
-------------------------------------------------------------------------------
mediator according to the following terms. Within twenty (20) days after the
----------------------------------------------------------------------------
conclusion of negotiations at the third management level, the parties shall
---------------------------------------------------------------------------
select a single mediator on the basis, if possible, of his or her expertise in
------------------------------------------------------------------------------
the subject matter(s) of the dispute. If the parties are unable to agree upon a
-------------------------------------------------------------------------------
mediator, each party shall designate a mediator, and the two mediators
----------------------------------------------------------------------
designate by the parties shall designate a single mediator who will conduct the
-------------------------------------------------------------------------------
mediation. The parties shall conduct a mediation of the dispute before the
--------------------------------------------------------------------------
mediator in San Francisco, CA, USA no later than fifty (50) days after the
--------------------------------------------------------------------------
conclusion of negotiations at the third management level. The mediation shall be
--------------------------------------------------------------------------------
scheduled for no less than one eight (8) hour day. The parties shall share all
-------------------------------------------------------------------------------
costs of mediation equally. The mediator shall issue a written opinion setting
------------------------------------------------------------------------------
forth her or his opinions of the dispute and the reasons therefor within ten
----------------------------------------------------------------------------
(10) days after the mediation proceeding is concluded.
-----------------------------------------------------

If the parties are unable to resolve a dispute within ten (10) days after
-------------------------------------------------------------------------
receipt of the mediator's written opinion, then either party may bring suit to
------------------------------------------------------------------------------
resolve the dispute in any court of competent jurisdiction.
----------------------------------------------------------

Notwithstanding the above provisions relating to progressive dispute negotiation
--------------------------------------------------------------------------------
and mediation, the parties agree that in respect of a violation of any provision
--------------------------------------------------------------------------------
of This Agreement, including, without limitation, violation of any confidential
--------------------------------------------------------------------------------
information, for which an award of damages is an inadequate remedy to protect
--------------------------------------------------------------------------------
the inquired party, the injured party is entitled to seek injunctive relief,
--------------------------------------------------------------------------------
including a preliminary injunction, in a court of competent jurisdiction, in
--------------------------------------------------------------------------------
addition to any other relief available to it under the progressive dispute
--------------------------------------------------------------------------------
negotiation and mediation procedure specified above in Section 14.e.
-------------------------------------------------------------------
Computation of Time.

      If a time period provided in This Agreement requires a certain action be performed within ten (10) or less days, then intervening Saturdays, Sundays and legal holidays shall not be included in the computation of time. If a time period requires a certain action be performed within eleven (11) or more days, then intervening Saturdays, Sundays and legal holidays shall be included in the computation of time. In the event that a time period expires on a Saturday, Sunday or legal holiday, the time period shall be deemed to expire on the next day that is not a Saturday, Sunday or legal holiday. "Legal holidays" shall mean New Year's Day, Birthday of Martin Luther King, Jr., President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and the Friday thereafter, and Christmas Day.

Costs and Expenses of Other Party.

      Except to the extent This Agreement expressly provides otherwise, neither party shall be responsible for paying any costs or expenses the other party incurs in connection with this Agreement.

Third Party Beneficiaries.

      This Agreement is not intended to be for the benefit of and shall not be enforceable by any third party, including Customers. Nothing in This Agreement, express or implied, is intended to or shall confer on any third party any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement. No third party shall have any right, independent of any right that exists irrespective of this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

Assignment.

     This Agreement can not be assigned by Distributor, Distributor's parent, or any subsidiary or affiliate substantially controlled by Distributor, and except as permitted, none of the licenses granted hereunder nor any of the Licensed Programs or copies thereof may be sublicensed, assigned or transferred by Distributor, except as allowed under Section 2, without the
                                                         ---------
     prior written consent of ManagedStorage. Any attempt by Distributor to sublicense, assign or transfer any of the rights, duties or obligations under This Agreement, except as allowed in Section 2, is void.
                                                ---------
     Notwithstanding the foregoing, either party may assign This Agreement without such consent to a successor in interest or in connection with any merger, consolidation, any sale of all or substantially all of such party's assets or any other transaction in which more than fifty percent (50%) of such party's voting securities are transferred, and ManagedStorage may assign This Agreement to a successor in interest that portion of its business relating to the Services defined in Schedules Al, A2 and A3.
                                                  -----------------------
 Relationship of the Parties.

     The relationship of ManagedStorage and Distributor established by This Agreement is that of independent contractors, and nothing contained in This Agreement shall be construed to (a) give either party the power to direct and control day-today activities of the other or (b) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking. Distributor, its agents and employees are not the representatives of ManagedStorage for any purpose except as expressly set forth in This Agreement, and they have no power or authority as agent, employee or in any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of ManagedStorage for any purpose whatsoever. In all matters relating to this Agreement, neither Distributor nor its employees, or agents are, or shall act as, employees of ManagedStorage within the meaning or application of any laws of any country or other jurisdiction covering unemployment insurance, old-age benefit, social security, workers' compensation or industrial accidents or under any other laws or regulations which may impute any obligations or liabilities to ManagedStorage by reason of an employment obligation. All financial obligations associated with Distributor business are the sole responsibility of Distributor. All collection of invoices or other Agreements between Distributor and its Subscribers are Distributor's exclusive responsibility and shall have no effect on Distributors, obligations under this Agreement. Distributor shall be solely responsible for, and shall indemnity and hold ManagedStorage harmless from any and all claims by others, costs and damages (including the attorneys' fees at trial and on appeal) arising out of the acts of any Distributor employees, servants, or agents.

Integrated Agreement/Amendment.

     The entire agreement between the parties with respect to the subject matter hereof is contained in this Agreement. Except as provided below, no provision of this Agreement shall be deemed waived, amended or modified by either party unless such waiver, amendment or modification is in writing and signed by the party against whom the waiver, amendment or modification is claimed. The terms and conditions of any purchase order or other instrument issued by Distributor in connection with this Agreement shall not be binding on ManagedStorage and will not apply to this Agreement except such terms, which refer to the type and quantity of Service. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Notwithstanding the foregoing, the terms of all resellers of the Service and any Standard Operating Procedures established by ManagedStorage from time to time for the use of the Service may be amended by ManagedStorage by means of notice published over the Service from time to time.

Existing Intellectual Property.

     All right, title and interest in and to any inventions, discoveries, patents, ideas, concepts, methods, works of authorship, improvements or derivative works thereof, made, created, developed, or authored prior to the effective date of This Agreement, is and shall remain the property of the party who made, created, developed, authored or presently owns such intellectual property, and unless expressly provided for in This Agreement, no other license is implied or granted herein by virtue of this Agreement. Nothing contained in this Agreement and none of the activities contemplated herein will give either party an interest, license or other proprietary right in any existing or new product or intellectual property of the other party.

Equitable Remedies

     The Parties recognize that money damages may not be an adequate remedy for any breach or threatened breach of any obligation hereunder by either party involving intellectual property. The Parties therefore agree that in addition to any other remedies available hereunder, by law or otherwise, Distributor and ManagedStorage shall be entitled to obtain injunctive relief against any such continued breach of such obligations.

Counterparts.

     The parties may execute two (2) copies of this Agreement, each of which shall constitute an original copy of this Agreement.

Notices.

     ---------------------------------------------------------------------------
     Communications to ManagedStorage       Communications to Distributor with
     with regard to this Agreement should   regard to this Agreement should be
     be addressed to:                       addressed to:
                                            PCsupport.com, Inc.
     ManagedStorage International           Suite 300 - 3605 Gilmore Way
     10075 Westmoor Blvd                    Burnaby, BC V5G 4X5
     Broomfield, CO 80021-2569              604.419.4490

     Attention: Contracts Administration    Attention: VP Operations
     ---------------------------------------------------------------------------

     In witness whereof, the parties have executed This Agreement by their duly authorized representatives, effective as of the Effective Date.

            MANAGEDSTORAGE                           PCSUPPORT.COM
            INTERNATIONAL

            /s/ Darrell Royal                        /s/ David W. Rowat
     -----------------------------------      --------------------------------
            Authorized Signature                     Authorized Signature

              Darrell Royal                            David W. Rowat
     -----------------------------------      --------------------------------
          Printed and/or typed name               Printed and/or typed name

            SVP, Business Dev.                            VP & CFO
     -----------------------------------      --------------------------------
                  Title                                    Title

             August 4, 2000                               31 Jul 00
     -----------------------------------      --------------------------------
                  Date                                      Date